P/E Global Enhanced International Fund
Schedule of Investments
November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 83.9%
U.S. Treasury Bills - 83.9%	Par	Value
4.48%, 12/10/2024 (a)	4,500,000	$4,495,480
4.51%, 12/19/2024 (a)	10,800,000	10,776,815
4.48%, 12/26/2024 (a)	7,100,000	7,078,511
TOTAL SHORT-TERM INVESTMENTS (Cost $22,348,746)		22,350,806

TOTAL INVESTMENTS - 83.9% (Cost $22,348,746)		22,350,806
Other Assets in Excess of Liabilities - 16.1%		4,291,505
TOTAL NET ASSETS - 100.0%		$26,642,311
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown is the annualized effective yield as of November 30, 2024.

P/E Global Enhanced International Fund
Schedule of Futures Contracts
November 30, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Mexican Peso/US Dollar Cross Currency Rate	15	12/16/2024	$368,475	$1,670
MSCI EAFE Index	233	12/20/2024	27,164,305	(1,080,226)
South African Rand/US Dollar Cross Currency Rate	2	12/16/2024	55,400	(156)
US Dollar/Norwegian Krone Cross Currency Rate	3	12/16/2024	299,989	4,575
US Dollar/Swedish Krona Cross Currency Rate	9	12/16/2024	899,112	48,375
				$(1,025,762)
				–
Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Australian Dollar /USD Cross Currency Rate	(112)	12/16/2024	$7,305,200	$136,370
British Pound/US Dollar Cross Currency Rate	(76)	12/16/2024	6,043,900	149,890
Canadian Dollar/US Dollar Cross Currency Rate	(2)	12/17/2024	142,940	4,532
Euro/US Dollar Cross Currency Rate	(166)	12/16/2024	21,940,012	977,419
Japanese Yen/US Dollar Cross Currency Rate	(117)	12/16/2024	9,794,363	(136,204)
New Zealand Dollar/US Dollar Cross Currency Rate	(12)	12/16/2024	710,820	24,720
Swiss Franc/US Dollar Cross Currency Rate	(19)	12/16/2024	2,700,137	134,471
				$1,291,198
Total Unrealized Appreciation (Depreciation)				$265,436

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

P/E Global Enhanced International Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$22,350,806	$–	$22,350,806
Total Investments	$–	$22,350,806	$–	$22,350,806

Other Financial Instruments:
Futures Contracts*	1,482,021	–	–	1,482,021
Total Other Financial Instruments	$1,482,021	$–	$–	$1,482,021

Liabilities:

Other Financial Instruments:
Futures Contracts*	(1,216,585)	–	–	(1,216,585)
Total Other Financial Instruments	$(1,216,585)	$–	$–	$(1,216,585)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of November 30, 2024.
Refer to the Schedule of Investments for further disaggregation of investment categories.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.